SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  July 24, 1995



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
- -----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




1201 West Fifth Street, Los Angeles, California             90017
- -----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600

ITEM 5.   OTHER EVENTS


         On July 24, 1995, the following news release was issued:

          UNOCAL REPORTS $78 MILLION EARNINGS FOR SECOND QUARTER
          -------------------------------------------------------

     Los Angeles, July 24 -- Unocal Corporation today reported second quarter 1995 net earnings of $78 million, or 28 cents per common share, compared with $59 million, or 21 cents per common share, for the same period last year. Total revenues were $2.29 billion versus $2.05 billion a year ago.
     Excluding the effect of special items (detailed in attached table), Unocal's earnings from operations for the second quarter were $101 million, or 37 cents per common share. This compares with operating earnings of $74 million, or 27 cents per common share, last year.
     For the first six months of 1995, Unocal's reported net earnings were $152 million, or 55 cents per common share. This compares with a loss of $155 million, or 71 cents per common share, for the same period a year ago. Revenues were $4.2 billion, up from $3.96 billion last year.
     Adjusting for special items, earnings from operations for the six months were $155 million, up from $145 million last year. Adjusted earnings per common share for the six months were 56 cents, up from 52 cents last year.
     "Our operating results for the quarter reflect success in our strategic focus areas," said Roger C. Beach, Unocal chairman and chief executive officer. "We had higher earnings from our foreign exploration and production activities, agricultural products and carbon and minerals, while we reduced our administrative and general expense."
     Beach added, "In our upstream operations, our natural gas production continues to increase, and we reduced production costs. Downstream, sales volumes increased slightly and we lowered our operating and selling expenses."
     Beach noted that the company's agricultural products business posted significant gains again in the second quarter because of strong commodity prices and strong seasonal demand, particularly in Asia markets.
     Cash flows from operations in the second quarter, before working capital changes, were $317 million, down from $353 million last year.
     Capital expenditures for the second quarter were $329 million, up 30 percent from $254 million in the same period a year ago. The higher expenditures reflected spending for reformulated gasoline modifications at our refineries as well as increased development drilling in the Gulf of Mexico.
                                            -1-

SECOND QUARTER OPERATIONS
     Worldwide petroleum exploration and production earnings in the second quarter were $105 million, up from $89 million a year ago.
     Adjusted for special items, earnings from petroleum exploration and production operations for the quarter were $115 million, up from $102 million in the same period a year ago.
     The company benefitted from higher crude oil prices and increased natural gas production, particularly in the Far East. Worldwide crude oil sales prices for the quarter averaged $16.30 per barrel, up from $13.92 last year.
     Compared with the same period a year ago, natural gas production increased 3 percent to 1,774 million cubic feet per day, but the average sales price dropped 10 percent to $1.70 per thousand cubic feet.
     The 76 Products Company -- Unocal's West Coast refining, marketing and transportation unit -- posted a loss of $4 million in the second quarter, compared with earnings of $5 million last year.
     The second quarter results reflected an improvement from the first three months of 1995 when the refineries were undergoing major maintenance work. However, even with lower operating and selling expenses and slightly higher sales volumes in the second quarter, 76 Products earnings were adversely affected by low product margins in the West Coast markets.
     Geothermal and power earnings for the quarter were $11 million, up slightly from $9 million a year ago. These results reflected higher earnings from Unocal's new operations in Indonesia, which were partially offset by impact of electrical generating curtailments by the public utility at The Geysers in Northern California.
     Earnings from diversified businesses - agricultural products, carbon and minerals, real estate and the company's equity interest in various pipelines and The UNO-VEN Company -- were up 77 percent to $69 million in the quarter. Major gains came from strong nitrogen fertilizer sales prices and volumes and improved lanthanide earnings. Excluding special items, earnings from diversified businesses were $64 million in the quarter, up from $39 million last year.
     Net corporate and unallocated expense -- including administrative and general expense, net interest expense, and environmental and litigation expense -- was $103 million in the second quarter 1995. This compares with expense of $88 million in the same period of 1994. Adjusted for special items, net expense for corporate and unallocated was $80 million, down from $89 million last year.

    NEWS RELEASE                                           UNOCAL CORPORATION

    CONDENSED CONSOLIDATED EARNINGS STATEMENT
    (UNAUDITED)


                                                                            For the Three Months               For the Six Months
                                                                               Ended June 30                    Ended June 30
                                                                         ----------------------------------------------------------
    Dollars in millions except per share amounts                          1995           1994 (c)          1995           1994 (c)
    -------------------------------------------------------------------------------------------------------------------------------

    Total revenues (a)                                               $   2,290      $   2,045         $   4,196      $   3,961
    Costs and other deductions (a)                                       2,165          1,935             3,940          3,731
                                                                     --------------------------------------------------------------
    Earnings before income taxes                                           125            110               256            230
    Income taxes                                                            47             51               104            108
                                                                     --------------------------------------------------------------
    Earnings before cumulative effect of accounting change                  78             59               152            122
    Cumulative effect of accounting changes                                -              -                 -             (277)
                                                                     --------------------------------------------------------------
    Net earnings (loss)                                              $      78      $      59         $     152      $    (155)
    Dividends on preferred stock                                             9              9                18             18
                                                                     --------------------------------------------------------------
    Net earnings (loss) applicable to common shares                  $      69      $      50         $     134      $    (173)


    Earnings per common share: (b)
       Before cumulative effect of accounting change                 $    0.28      $    0.21         $    0.55      $    0.40
       Cumulative effect of accounting change                              -              -                 -            (1.11)
                                                                     ---------------------------------------------------------------
    Net earnings (loss)                                              $    0.28      $    0.21         $    0.55      $   (0.71)

    (a) Includes consumer excise taxes of                            $     228      $     234         $     437      $     457
    (b) Based on weighted average common shares outstanding                246            242               245            242
        (in millions).
    (c) Restated for the effect of the accounting policy change recorded in the fourth quarter of 1994.

- -------------------------------------------------------------------------------

    CONDENSED CONSOLIDATED BALANCE SHEET
    (UNAUDITED)


                                                                                                              June 30     Dec. 31
                                                                                                           ----------------------
    Millions of dollars                                                                                       1995 (a)       1994
    -----------------------------------------------------------------------------------------------------------------------------

    ASSETS
    Cash and cash equivalents                                                                         $     130      $     148
    Other current assets                                                                                  1,345          1,380
    Investments and long-term receivables                                                                 1,081            895
    Properties - net                                                                                      6,894          6,823
    Other assets                                                                                            119             91
                                                                                                          ---------------------
        Total assets                                                                                  $   9,569      $   9,337

    LIABILITIES
    Current Liabilities                                                                               $   1,070      $   1,257
    Long-term debt and capital lease obligations                                                          3,771          3,461
    Deferred Income taxes                                                                                   603            643
    Other deferred credits and liabilities                                                                1,219          1,161
                                                                                                          ---------------------
        Total liabilities                                                                                 6,663          6,522

    STOCKHOLDERS' EQUITY                                                                                  2,906          2,815
                                                                                                          ---------------------
        Total liabilities and stockholders' equity                                                    $   9,569      $   9,337



    (a)Certain amounts have been reclassified to conform to requirements of SFAS No. 119, "Disclosure about Derivative
       Financial Instruments and Fair Value of Financial Instruments".

                                            -3-

    NEWS RELEASE                                           UNOCAL CORPORATION

    CONDENSED CONSOLIDATED CASH FLOWS
    (UNAUDITED)


                                                                                   For the Three Months       For the Six Months
                                                                                         Ended June 30            Ended June 30
                                                                                   ---------------------------------------------
    Millions of dollars                                                  1995           1994               1995          1994
    ----------------------------------------------------------------------------------------------------------------------------

    CASH FLOWS FROM OPERATING ACTIVITIES
         Cash flow from operations                                 $      317     $      353         $      553    $      703
         Working capital and other changes related to operations          (73)          (113)              (195)         (175)
                                                                    -----------------------------------------------------------
              Net cash provided by operating activities                   244            240                358           528

    CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures  (includes dry hole costs)                 (329)          (254)              (596)         (518)
         Proceeds from asset sales                                         34             17                128            55
                                                                    -----------------------------------------------------------
              Net cash used in investing activities                      (295)          (237)              (468)         (463)

    CASH FLOWS FROM FINANCING ACTIVITIES
         Long-term borrowings                                             446            185                712           547
         Reduction of long-term debt and capital lease obligations       (336)          (207)              (536)         (570)
         Dividends paid                                                   (59)           (58)              (117)         (115)
         Other                                                             17             10                 33            18
                                                                    -----------------------------------------------------------
              Net cash provided by (used in) financing activities          68            (70)                92          (120)

    Increase (decrease) in cash and cash equivalents                       17            (67)               (18)          (55)
    Cash and cash equivalents at beginning of period                      113            217                148           205
                                                                    -----------------------------------------------------------
    Cash and cash equivalents at end of period                     $      130     $      150         $      130    $      150

- -------------------------------------------------------------------------------

    SELECTED FINANCIAL DATA

                                                                           For the Three Months                For the Six Months
                                                                                Ended June 30                     Ended June 30
                                                                     -------------------------------------------------------------
                                                                          1995           1994               1995          1994
                                                                     -------------------------------------------------------------
    Exploration expense
         United States                                             $       10     $        6         $       20    $        9
         Foreign                                                           15             22                 33            44
         Geothermal                                                         1              1                  2             1
              Total                                                $       26     $       29         $       55    $       54

    Dry hole costs
         United States                                             $        4     $        6         $        4    $       21
         Foreign                                                           11              4                 15            13
              Total                                                $       15     $       10         $       19    $       34

    Depreciation, Depletion & Amortization                         $      239     $      252         $      467    $      509

                                            -4-

    NEWS RELEASE                                          UNOCAL CORPORATION

    OPERATING HIGHLIGHTS
    (UNAUDITED)

                                                                     For the Three Months            For the Six Months
                                                                        Ended June 30                 Ended June 30
                                                                   ----------------------------------------------------
                                                                   1995           1994           1995             1994
- -----------------------------------------------------------------------------------------------------------------------

    Net daily production (a)
       Crude oil and condensate (thousand barrels):
                 United States                                       124.3          139.8          128.0            140.9
                 Foreign:
                      Far East                                        85.1           86.3           86.2             81.9
                      Other                                           30.1           37.6           30.6             37.7
                                                                     -----------------------------------------------------
                           Total Foreign                             115.2          123.9          116.8            119.6

 ----------------------------------------------------------------------------------------------------------------------
           Worldwide                                                 239.5          263.7          244.8            260.5

       Natural gas (million cubic feet):
                 United States                                       1,128          1,119          1,126            1,118
                 Foreign:
                      Far East                                         602            574            608              583
                      Other                                             44             33             41               64
                                                                     -----------------------------------------------------
                           Total Foreign                               646            607            649              647
- -----------------------------------------------------------------------------------------------------------------------

           Worldwide                                                 1,774          1,726          1,775            1,765

       Natural gas liquids (thousand barrels)                         21.9           21.9           21.7             20.6

       Geothermal (million kilowatt-hours)                            14.9           20.7           15.2             20.0

    Input to crude oil processing units (thousand barrels daily)(b)    210            230            200              226

    Sales of petroleum products (thousand barrels daily) (b)           242            237            242              233

    Average sales prices
       Crude oil and condensate (per barrel):
                 United States                                   $   15.96      $   13.59      $   15.33      $     12.03
                 Foreign
                      Far East                                   $   16.77      $   14.39      $   16.49      $     13.83
                      Other                                      $   16.77      $   14.42      $   16.19      $     13.28
                           Total Foreign                         $   16.77      $   14.40      $   16.39      $     13.61
- ----------------------------------------------------------------------------------------------------------------------

           Worldwide                                             $   16.30      $   13.92      $   16.39      $     12.64

       Natural gas (per mcf):
                 United States                                   $    1.57      $    1.84      $    1.51      $      1.96
                 Foreign
                      Far East                                   $    2.00      $    1.99      $    1.98      $      2.00
                      Other                                      $    1.00      $    1.84      $    1.10      $      1.80
                           Total Foreign                         $    1.93      $    1.99      $    1.92      $      1.98
- ----------------------------------------------------------------------------------------------------------------------

           Worldwide                                             $    1.70      $    1.89      $    1.66      $      1.97



    (a)Includes production sharing agreements on a gross basis.
    (b)Restated 1994 to exclude 50% of the volumes of The UNO-VEN Company.

                                            -5-

                  UNOCAL CORPORATION
                     NEWS RELEASE
                      (Unaudited)




    REPORTED EARNINGS BY BUSINESS SEGMENT
                                                        2nd Quarter of 1995    2nd Quarter of 1994
                                                        ---------------------------------------------
    Millions of dollars                                 Before-tax  After-tax  Before-tax  After -tax
    -------------------------------------------------------------------------------------------------

    PETROLEUM
       EXPLORATION & PRODUCTION:
          United States                                     $70       $44        $89          $55
          Foreign                                           111        61         72           34

       Refining & Marketing:
          76 Products Company                                (7)       (4)         8            5
          Other                                               0         0          6            5

    GEOTHERMAL & POWER OPERATIONS                            18        11         16            9

    DIVERSIFIED BUSINESSES:
          Agricultural Products                              58        36         15           10
          Carbon & Minerals                                  17        10         10            6
          Pipelines                                          21        18         23           18
          Other                                               8         5          8            5

    CORPORATE & UNALLOCATED
          Administrative & General                          (38)      (23)       (45)         (28)
          Interest expense - net                            (67)      (45)       (67)         (44)
          Environmental & Litigation expense                (48)      (30)       (20)         (14)
          Other                                             (18)       (5)        (4)          (2)
    -----------------------------------------------------------------------------------------------
                Total                                      $125       $78       $111          $59

   ================================================================================================

    The Exploration & Production segment is engaged in the exploration for, and the production of crude oil, condensate, natural gas liquids and natural gas.  This segment  is also responsible for the marketing of natural gas.

    Refining & Marketing:
       76 Products Company - principally is responsible for the company's West Coast petroleum refining operations, marketing and transportation of refined petroleum products.
       Other - primarily includes marketing of crude oil and natural gas liquids.

    The Geothermal & Power segment is involved in the exploration for, and the production and sale of geothermal resources.

    Diversified Businesses:
       Agricultural Products - manufactures and markets nitrogen-based fertilizers for wholesale markets.
       Carbon and Minerals - produces and markets petroleum cokes and specialty minerals.
       Pipelines - principally includes equity earnings from affiliated pipeline companies.
       Other - includes the development and sale of real estate assets and equity earnings from a refining and marketing joint venture.


                  UNOCAL CORPORATION
                     NEWS RELEASE
                      (Unaudited)





    REPORTED EARNINGS BY BUSINESS SEGMENT

                                                        First Six Months of 1995   First Six Months of 1994
                                                        ---------------------------------------------------
    Millions of dollars                                 Before-tax  After -tax     Before-tax  After -tax
    -------------------------------------------------------------------------------------------------------

    PETROLEUM
       Exploration & Production:
          United States                                    $164      $102             $146      $90
          Foreign                                           217       112              165       80

       Refining & Marketing:
          76 Products Company                               (38)      (23)              34       21
          Other                                               1         1                9        8

    GEOTHERMAL & POWER OPERATIONS                            27        15               26       14

    DIVERSIFIED BUSINESSES:
          Agricultural Products                              85        53               20       13
          Carbon & Minerals                                  41        28               30       20
          Pipelines                                          44        36               42       33
          Other                                              11         7               11        7

    CORPORATE & UNALLOCATED
          Administrative & General                          (78)      (48)             (84)     (52)
          Interest expense - net                           (131)      (87)            (135)     (90)
          Environmental & Litigation expense                (76)      (47)             (54)     (35)
          Other                                             (11)        3               20       13
    ------------------------------------------------------------------------------------------------
    Earnings before cumulative effect of accounting change  256       152              230      122
    Cumulative effect of accounting change                    0         0             (447)    (277)
    ------------------------------------------------------------------------------------------------
                Total                                      $256      $152            ($217)   ($155)
   =================================================================================================
                                            -7-


        UNOCAL CORPORATION
        NEWS RELEASE SUPPLEMENT
        (Unaudited)







        SPECIAL ITEMS

                                                        2nd Quarter of 1995    2nd Quarter of 1994
                                                        ------------------------------------------
        Dollars in millions except per share amounts    Before-tax After-tax   Before -After-tax
        ------------------------------------------------------------------------------------------

        Reported earnings (loss)                            $125     $78        $111     $59
        Less: Special items
         EXPLORATION & PRODUCTION
            UNITED STATES
               Asset Sales                                    (4)     (2)        (14)     (9)
               Write-down of investment and provision for
                     abandonment and remediation of the
                     Guadalupe oil field                       0       0          (6)     (4)
               Write-down of assets                          (13)     (8)          0       0
            FOREIGN
               Asset Sales                                     1       0           0       0
            GEOTHERMAL
               Asset Sales                                     7       5           0       0
         76 PRODUCTS
               Asset Sales                                     0       0           1       1
               Write-down of assets                            0       0          (6)     (4)
         DIVERSIFIED BUSINESSES
            Agricultural Products
               Asset Sales                                     6       4           0       0
            Other
               Asset Sales                                     2       1           0       0
         CORPORATE & UNALLOCATED
               Asset Sales                                     0       0           3       2
               Environmental provision                       (22)    (14)         (1)     (1)
               Litigation provision                          (14)     (8)          0       0
               Write-down of Assets                           (1)     (1)          0       0
        --------------------------------------------------------------------------------------
             Total special items                             (38)    (23)       (23)    (15)
        --------------------------------------------------------------------------------------
        ADJUSTED EARNINGS                                   $163    $101        $134     $74
        Less: Dividends on preferred stock                             9                   9
        --------------------------------------------------------------------------------------
        ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES             92                  65
        --------------------------------------------------------------------------------------
        ADJUSTED NET EARNINGS PER COMMON SHARE                      $0.37               $0.27

                                            -8-

        UNOCAL CORPORATION
        NEWS RELEASE SUPPLEMENT
        (Unaudited)







        SPECIAL ITEMS

                                                                         First Six Months of 1995     First Six Months of 1994
                                                                         ------------------------------------------------------
        Dollars in millions except per share amounts                     Before-tax     After-tax      Before -tax   After-tax
        -----------------------------------------------------------------------------------------------------------------------

        Reported earnings (loss)                                               $256          $152            ($217)   ($155)
        Less: Special items
         EXPLORATION & PRODUCTION
            UNITED STATES
               Asset Sales                                                        9             6               (2)      (2)
               Write-down of investment and provision for abandonment
                    and remediation of the Guadalupe oil field                    0             0              (43)     (27)
               Write-down of assets                                             (13)           (8)               0        0
            FOREIGN
               Asset Sales                                                        5             3                0        0
            GEOTHERMAL
               Asset Sales                                                        7             5                0        0
         76 PRODUCTS
               Asset Sales                                                        0             0                1        1
               Write-down of assets                                               0             0               (6)      (4)
         DIVERSIFIED BUSINESSES
            Agricultural Products
               Asset Sales                                                        6             4                0        0
            Other
               Asset Sales                                                        2             1                0        0
         CORPORATE & UNALLOCATED
               Asset Sales                                                       29            18                5        3
               Environmental provision                                          (29)          (18)              (1)      (1)
               Litigation provision                                             (20)          (12)             (26)     (17)
               Write-down of assets                                              (3)           (2)               0        0
               Mesa settlement                                                    0             0               38       24
         Cumulative effect of accounting change                                   0             0             (447)    (277)
        --------------------------------------------------------------------------------------------------------------------
             Total special items                                                 (7)           (3)            (481)    (300)
        --------------------------------------------------------------------------------------------------------------------
        ADJUSTED EARNINGS                                                      $263          $155             $264     $145
        Less: Dividends on preferred stock                                                     18                        18
        --------------------------------------------------------------------------------------------------------------------
        ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES                                     137                       127
        --------------------------------------------------------------------------------------------------------------------
        ADJUSTED NET EARNINGS PER COMMON SHARE                                              $0.56                     $0.52

                                            -9-

                  UNOCAL CORPORATION
                     NEWS RELEASE
                      (Unaudited)


    EARNINGS BY BUSINESS SEGMENT
    EXCLUDING  SPECIAL ITEMS



                                                        2nd Quarter of 1995     2nd Quarter of 1994
                                                        --------------------------------------------
    Millions of dollars                                 Before-tax  After-tax   Before-tax After-tax
    ------------------------------------------------------------------------------------------------

    PETROLEUM
       Exploration & Production:
          United States                                     $87       $54      $109     $68
          Foreign                                           110        61        72      34

       Refining & Marketing:
          76 Products Company                                (7)       (4)       13       8
          Other                                               0         0         6       5

    GEOTHERMAL & POWER OPERATIONS                            11         6        16       9

    DIVERSIFIED BUSINESSES:
          Agricultural Products                              52        32        15      10
          Carbon & Minerals                                  17        10        10       6
          Pipelines                                          21        18        23      18
          Other                                               6         4         8       5

    CORPORATE & UNALLOCATED
          Administrative & General                          (38)      (23)      (45)    (28)
          Interest expense - net                            (67)      (45)      (67)    (44)
          Environmental & Litigation expense                (12)       (8)      (19)    (13)
          Other                                             (17)       (4)       (7)     (4)
- ---------------------------------------------------------------------------------------------------
                Total                                      $163      $101      $134     $74
===================================================================================================

                                            -10-

               UNOCAL CORPORATION
                  NEWS RELEASE
                   (UNAUDITED)




    EARNINGS BY BUSINESS SEGMENT
    EXCLUDING SPECIAL ITEMS


                                                      First Six Months of 1995         First Six Months of 1994
                                                      ---------------------------------------------------------
    Millions of dollars                                 Before-tax    After-tax      Before-tax   After -tax
- --------------------------------------------------------------------------------------------------------------

    PETROLEUM
       Exploration & Production:
          United States                                      $168     $104                $191     $119
          Foreign                                             212      109                 165       80

       Refining & Marketing:
          76 Products Company                                 (38)     (23)                 39       24
          Other                                                 1        1                   9        8

    GEOTHERMAL & POWER OPERATIONS                              20       10                  26       14

    DIVERSIFIED BUSINESSES:
          Agricultural Products                                79       49                  20       13
          Carbon & Minerals                                    41       28                  30       20
          Pipelines                                            44       36                  42       33
          Other                                                 9        6                  11        7

    CORPORATE & UNALLOCATED
          Administrative & General                            (78)     (48)                (84)     (52)
          Interest expense - net                             (131)     (87)               (135)     (90)
          Environmental & Litigation expense                  (27)     (17)                (27)     (17)
          Other                                               (37)     (13)                (23)     (14)
    -----------------------------------------------------------------------------------------------------
                Total                                        $263     $155                $264     $145
    =====================================================================================================

                                -11-

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.






                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  July 24, 1995         By:     /s/  CHARLES S. MCDOWELL
- ------------------------              ------------------------------
                                      Charles S. McDowell,
                                      Vice President and Comptroller



                                    -12-